DREYFUS GROWTH AND INCOME FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this report for the Dreyfus Growth & Income Fund, Inc. The past 12 months have been a very challenging investment environment with many crosscurrents buffeting world economies and financial markets. During the period ended October 31, 1998, your Fund produced a total return of 7.23%,* which compares with a total return of 22.01% for the Standard & Poor' s 500 Composite Stock Price Index** and 12.40% for the Wilshire Large Company Growth Index.*** Although the Fund's results could be characterized as disappointing, as we will discuss, they are not surprising given current market circumstances and the Fund's history and evolution.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment; unemployment was only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12-month reporting period ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply, while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category dropped sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was -11.84%.(+)

PORTFOLIO FOCUS

  It is our intention that the Fund should be primarily focused on investments in mid- to large-capitalization companies with above-average earnings growth prospects whose common stocks are selling at below-average price-to-earnings ratios.

  However, given the recent market environment, where extreme performance gaps exist between very large-capitalization companies and the rest of the equity market, we repositioned the Fund away from both small and mid-cap stocks toward larger-cap companies. We did maintain our policy to invest in stocks with below-average price-to-earnings ratios.

  During the reporting period, we did maintain some of the Fund's holdings in small-cap stocks. This decision did not serve the the Fund well in this investment climate, as liquidity and large capitalization were primary drivers of performance.

Investments in Biogen, Freddie Mac, Beverly Enterprises, Lexmark International Group, Cl. A, and Federal National Mortgage Association produced the largest positive contributions to the Fund. On the other side of the ledger, issue selection and a small- to mid-cap preference hurt results. An assortment of stocks from various industries (PhyCor, Wisconsin Central Transportation, Adaptec, Washington Mutual, and RJR Nabisco Holdings) registered the largest negative results.

  In the market environment during the reporting period, favoring large-capitalization growth stocks, we believe that issue selection with a large capitalization bias generally was a key factor determining investment success. We will continue to look for stocks that we believe have above-average long-term earnings growth potential and are attractively priced relative to the broad market average. An example of a recently purchased stock that meets our investment criteria is Dayton Hudson. Dayton Hudson is a general merchandise retailer and the fifth largest retailer in the country, operating 1,141 stores in 40 states under the names Hudson's, Marshall Field's, Dayton's, Target, and Mervyn' s. Target, which accounts for roughly 75% of the company's revenues and profits, is the company' s growth engine and the reason we own the stock. Recently purchased at a 20% price-to-earnings discount to the S&P 500, based on 1999 projected earnings, we expect the company can increase its earnings 15% to 19% over the near term and 15% longer term, well above the market's projected growth.

  One last note: during October we engaged in tax loss selling to reduce the Fund' s realized capital gains. This left us with an unusual amount of cash and cash equivalents at the end of the reporting period. We hedged most of this cash position with S&P futures.

We are grateful for the opportunity to invest your capital and will be working diligently on your behalf.

               Sincerely,

               [Douglas D. Ramos signature]


               Douglas D. Ramos

               Portfolio Manager

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.


DREYFUS GROWTH AND INCOME FUND, INC.                         OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GROWTH AND INCOME
 FUND, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE
                      WILSHIRE LARGE COMPANY VALUE INDEX

                                    Dollars

$31,019

Standard & Poor's 500 Composite Stock Price Index*

$29,283

Wilshire Large Company Value Index**

$22,906

Dreyfus Growth and Income Fund, Inc.

*Source: Lipper Analytical Services, Inc.

*Source: Wilshire Associates, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

   One Year Ended              Five Years Ended        From Inception (12/31/91)
   October 31, 1998            October 31, 1998        to October 31, 1998
   ___________________         ___________________     _________________________

        7.23%                           10.37%                   12.88%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 12/31/91 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index as well as to the Wilshire Large Company Value Index which are described below. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, which can invest in both equity and debt securities, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance comprised solely of common stocks. The Wilshire Large Company Value Index composed of the largest 750 stocks in the Wilshire 5000 Index which meet certain statistical criteria for "value" , has been selected as an additional benchmark index for the Fund because, like the Fund, it focuses on "value" stocks. Since mid-1997, the Fund
has   been   managed  pursuant  to  a  disciplined  "value"  investment  style.
Accordingly, the Wilshire Index is a more representative benchmark with regard to the Fund' s more recent performance results. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report


DREYFUS GROWTH AND INCOME FUND, INC.
------------------------------------------------------------------------------

                                     STATEMENT OF INVESTMENTS  OCTOBER 31, 1998

Common Stocks--86.0%                                                                          Shares                   Value
-------------------------------------------------------------------------------          ----------------        ----------------
            Consumer Cyclical--1.2%  General Motors  . . . . . . . . . . . . . . .               310,000           $   19,549,375
                                                                                                                 ________________


            Consumer Durables--3.9%  Eastman Kodak . . . . . . . . . . . . . . . .               104,300                8,083,250

                                     Ford Motor  . . . . . . . . . . . . . . . . .               200,000               10,850,000

                                     Leggett & Platt . . . . . . . . . . . . . . .             1,381,400               32,290,225

                                     Newell  . . . . . . . . . . . . . . . . . . .               295,000               12,980,000

                                                                                                                 ________________

                                                                                                                       64,203,475

                                                                                                                 ________________


        Consumer Non-Durables--6.0%  ConAgra . . . . . . . . . . . . . . . . . . .               996,600               30,334,012

                                     Kimberly-Clark  . . . . . . . . . . . . . . .               613,000               29,577,250

                                     Philip Morris Cos . . . . . . . . . . . . . .               771,100               39,422,488

                                                                                                                 ________________

                                                                                                                       99,333,750

                                                                                                                 ________________


             Consumer Services--.8%  Carnival  . . . . . . . . . . . . . . . . . .               261,100                8,453,112

                                     Cendant . . . . . . . . . . . . . . . . . . .               362,400                4,144,950

                                                                                                                 ________________

                                                                                                                       12,598,062

                                                                                                                 ________________


       Electronic Technology--10.0%  Boeing  . . . . . . . . . . . . . . . . . . .               275,000               10,312,500

                                     Compaq Computer . . . . . . . . . . . . . . .               441,000               13,946,625

                                     International Business Machines . . . . . . .               196,000               29,093,750

                                     Lexmark International Group, Cl. A  . . . . .               324,600               22,701,713

                                     Lockheed Martin . . . . . . . . . . . . . . .               144,000               16,038,000

                                     Perkin-Elmer  . . . . . . . . . . . . . . . .               328,300               27,679,793

                                     Seagate Technology  . . . . . . . . . . . . .                56,400  (a)           1,487,550

                                     Sun Microsystems  . . . . . . . . . . . . . .               225,000  (a)          13,106,250

                                     Sundstrand  . . . . . . . . . . . . . . . . .               218,400               10,251,150

                                     United Technologies . . . . . . . . . . . . .               218,500               20,812,125

                                                                                                                 ________________

                                                                                                                      165,429,456

                                                                                                                 ________________


       Electronics-Instruments--.7%  Raytheon, Cl. B . . . . . . . . . . . . . . .               209,900               12,187,319

                                                                                                                 ________________


              Energy Minerals--5.0%  British Petroleum, A.D.S. . . . . . . . . . .               372,000               32,898,750

                                     Mobil . . . . . . . . . . . . . . . . . . . .               300,000               22,706,250

                                     Texaco  . . . . . . . . . . . . . . . . . . .               405,300               24,039,356

                                     USX-Marathon Group  . . . . . . . . . . . . .               120,000                3,922,500

                                                                                                                 ________________

                                                                                                                       83,566,856

                                                                                                                 ________________


                     Finance--19.1%  ACE . . . . . . . . . . . . . . . . . . . . .               414,000               14,024,250

                                     BankAmerica . . . . . . . . . . . . . . . . .               237,000               13,612,688

                                     BankBoston  . . . . . . . . . . . . . . . . .               558,000               20,541,375

                                     CIGNA . . . . . . . . . . . . . . . . . . . .               164,700               12,012,806

                                     Chase Manhattan . . . . . . . . . . . . . . .               252,000               14,316,750

                                     Chubb . . . . . . . . . . . . . . . . . . . .               240,300               14,778,450

                                     Citigroup . . . . . . . . . . . . . . . . . .               371,300               17,474,306

                                     EXEL, Cl. A . . . . . . . . . . . . . . . . .                92,000                7,032,250

                                     Federal Home Loan Mortgage  . . . . . . . . .               688,000               39,560,000

                                     Federal National Mortgage Association . . . .               519,000               36,751,688

DREYFUS GROWTH AND INCOME FUND, INC.
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998

Common Stocks (continued)                                                                    Shares                    Value
-------------------------------------------------------------------------------         ----------------        -----------------

                Finance (continued)  First Union . . . . . . . . . . . . . . . . .               502,500         $     29,145,000

                                     Fleet Financial Group . . . . . . . . . . . .               828,000               33,068,250

                                     Norwest . . . . . . . . . . . . . . . . . . .               825,000               30,679,687

                                     SunAmerica  . . . . . . . . . . . . . . . . .               378,500               26,684,250

                                     Torchmark   . . . . . . . . . . . . . . . . .               216,000                7,992,000

                                     Waddell & Reed Financial, Cl. A . . . . . . .                12,290                  251,945

                                                                                                                 ________________

                                                                                                                      317,925,695

                                                                                                                 ________________


             Finance Companies--.2%  Household International . . . . . . . . . . .               104,700                3,828,093

                                                                                                                 ________________


              Health Services--4.7%  Aetna . . . . . . . . . . . . . . . . . . . .               219,000               16,342,875

                                     Beverly Enterprises . . . . . . . . . . . . .               802,300  (a)           5,415,525

                                     Columbia/HCA Healthcare . . . . . . . . . . .               739,700               15,533,700

                                     Tenet Healthcare  . . . . . . . . . . . . . .               900,000  (a)          25,143,750

                                     Wellpoint Health Networks . . . . . . . . . .               203,200  (a)          14,960,600

                                                                                                                 ________________

                                                                                                                       77,396,450

                                                                                                                 ________________


            Health Technology--4.9%  Amgen . . . . . . . . . . . . . . . . . . . .               122,700   (a)          9,639,619

                                     Biogen  . . . . . . . . . . . . . . . . . . .               578,600   (a)         40,212,700

                                     Pharmacia & Upjohn  . . . . . . . . . . . . .               578,800               30,640,225

                                                                                                                 ________________

                                                                                                                       80,492,544

                                                                                                                 ________________


          Industrial Services--1.3%  Waste Management  . . . . . . . . . . . . . .               488,675               22,051,459

                                                                                                                 ________________


           Non-Energy Minerals--.5%  Aluminum Co. of America . . . . . . . . . . .               103,000                8,162,750

                                                                                                                 ________________


           Process Industries--2.0%  duPont (EI) de Nemours  . . . . . . . . . . .               275,000               15,812,500

                                     Great Lakes Chemical  . . . . . . . . . . . .               289,000               12,029,625

                                     Mead  . . . . . . . . . . . . . . . . . . . .               173,000                5,471,125

                                                                                                                 ________________

                                                                                                                       33,313,250

                                                                                                                 ________________


       Producer Manufacturing--4.9%  AlliedSignal  . . . . . . . . . . . . . . . .               444,000               17,288,250

                                     Industrial Flexible Material  . . . . . . . .               725,000  (a,d)            ---

                                     Masco . . . . . . . . . . . . . . . . . . . .             1,158,600               32,658,038

                                     Tyco International  . . . . . . . . . . . . .                41,000                2,539,438

                                     Xerox . . . . . . . . . . . . . . . . . . . .               295,300               28,607,187

                                                                                                                 ________________

                                                                                                                       81,092,913

                                                                                                                 ________________


                 Retail Trade--6.1%  American Stores . . . . . . . . . . . . . . .             1,198,000               39,009,875

                                     Dayton Hudson . . . . . . . . . . . . . . . .               489,000               20,721,375

                                     Federated Department Stores . . . . . . . . .               398,000  (a)          15,298,125

                                     May Department Stores . . . . . . . . . . . .               440,000               26,840,000

                                                                                                                 ________________

                                                                                                                      101,869,375

                                                                                                                 ________________


               Transportation--2.5%  Burlington Northern Santa Fe  . . . . . . . .               103,000                3,180,125

                                     CNF Transportation  . . . . . . . . . . . . .               406,200               12,287,550

DREYFUS GROWTH AND INCOME FUND, INC.
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998

Common Stocks (continued)                                                                    Shares                    Value
-------------------------------------------------------------------------------         ----------------        -----------------

         Transportation (continued)  Union Pacific . . . . . . . . . . . . . . . .               310,300         $     14,778,038

                                     Wisconsin Central Transportation  . . . . . .               787,700   (a)         11,913,962

                                                                                                                 ________________

                                                                                                                       42,159,675

                                                                                                                 ________________


                   Utilities--12.2%  AT&T  . . . . . . . . . . . . . . . . . . . .               322,000               20,044,500

                                     Bell Atlantic . . . . . . . . . . . . . . . .               580,000               30,812,500

                                     Coastal . . . . . . . . . . . . . . . . . . .             1,138,000               40,114,500

                                     Duke Energy . . . . . . . . . . . . . . . . .               300,000               19,406,250

                                     GTE . . . . . . . . . . . . . . . . . . . . .               514,000               30,165,375

                                     SBC Communications  . . . . . . . . . . . . .               706,600               32,724,413

                                     Texas Utilities . . . . . . . . . . . . . . .               677,800               29,653,750

                                                                                                                 ________________

                                                                                                                      202,921,288

                                                                                                                 ________________

                      TOTAL COMMON STOCKS

                                       (cost $1,271,055,487) . . . . . . . . . . .                                 $1,428,081,785
                                                                                                                 ________________


                                                                                              Principal
        Short-Term Investments--14.2%                                                          Amount
-------------------------------------------------------------------------------            -------------
               U.S. Treasury Bills:  4.90%, 11/12/98 . . . . . . . . . . . . . . .           $49,889,000           $   49,836,118

                                     4.89%, 11/19/98 . . . . . . . . . . . . . . .            29,764,000               29,713,103

                                     4.89%, 11/27/98 . . . . . . . . . . . . . . .            12,052,000  (b)          12,023,316

                                     4.47%, 12/17/98 . . . . . . . . . . . . . . .             7,080,000                7,045,379

                                     4.36%, 12/24/98 . . . . . . . . . . . . . . .            26,506,000               26,348,819

                                     4.02%, 1/7/99 . . . . . . . . . . . . . . . .             6,706,000  (c)           6,655,303

                                     3.81%, 1/14/99  . . . . . . . . . . . . . . .            60,378,000  (b)          59,867,202

                                     3.84%, 1/21/99  . . . . . . . . . . . . . . .            26,434,000               26,167,810

                                     4.18%, 1/28/99  . . . . . . . . . . . . . . .            19,102,000               18,907,160
                                                                                                                 ________________
                      TOTAL SHORT-TERM INVESTMENTS

                                       (cost $236,563,437) . . . . . . . . . . . .                                 $  236,564,210

                                                                                                                 ________________
TOTAL INVESTMENTS (cost $1,507,618,924). . . . . . . . . . . . . . . . . . . . . .                100.2%           $1,664,645,995
                                                                                                 _______         ________________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . .                   (.2%)        $    (3,564,186)

                                                                                                 _______         ________________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                100.0%           $1,661,081,809
                                                                                                 _______         ________________

Notes to Statement of Investments:

------------------------------------------------------------------------------

(a)  Non-income producing.

(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.

(c)  Partially held by brokers as collateral for open short sale positions.

(d)  Security restricted to public resale:


                                                       Acquisition         Purchase        Percentage of
Issuer                                                    Date               Price           Net Assets        Valuation*
_____                                                  __________          ________         ____________       __________
Industrial Flexible Material                            3/31/1993            $5.00              0.00%            Zero
---------------------

* The valuation of this security has been determined in good faith under the direction of the Board of Directors.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES OCTOBER 31, 1998

                                                                            Market Value                           Unrealized
                                                                               Covered                            Appreciation
Financial Futures                                           Contracts       by Contracts        Expiration         at 10/31/98
_______________                                            ____________    _______________    ______________       ____________
Standard & Poor's 500. . . . . . . . . . . . ...........        755          $208,606,500      December '98         $12,256,438

                                                                                                                   ____________


STATEMENT OF SECURITIES SOLD SHORT OCTOBER 31, 1998

Common Stocks                                                                                    Shares                Value
_______________                                                                                 _________            _________

Waddell & Reed Financial

  (proceeds $243,044). . . . . . . . . . . . . . . . .                                            12,145               $254,286

                                                                                                _________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                    Cost            Value
                                                                                              _______________   _______________
ASSETS:                    Investments in securities--See Statement of Investments . . . .     $1,507,618,924    $1,664,645,995

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              217,483

                           Receivable for investment securities sold . . . . . . . . . . .                           46,834,461

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                            1,992,009

                           Receivable for futures variation margin--Note 4(a)  . . . . . .                            1,642,125

                           Receivable for shares of Common Stock subscribed  . . . . . . .                              362,558

                           Receivable from brokers for proceeds on securities sold short . .                            243,044

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                               54,352

                                                                                                                _______________

                                                                                                                  1,715,992,027

                                                                                                                _______________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                            1,478,439

                           Payable for investment securities purchased . . . . . . . . . .                           37,541,467

                           Payable for shares of Common Stock redeemed . . . . . . . . . .                           15,358,212

                           Securities sold short, at value
                               (proceeds $243,044)--see statement . . . . . . . . . . . .                               254,286

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                              277,814

                                                                                                                _______________

                                                                                                                     54,910,218

                                                                                                                _______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $1,661,081,809

                                                                                                                _______________


REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                       $1,397,415,602

                           Accumulated undistributed investment income--net  . . . . . . .                            1,921,078

                           Accumulated net realized gain (loss) on investments
and foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           92,472,862

                           Accumulated net unrealized appreciation (depreciation)
on investments, securities sold short and foreign currency
transactions [including $12,256,438 net unrealized
appreciation on financial futures]--Note 4(b). . . . . . . . . . . . . . . . . . . . . . .                          169,272,267

                                                                                                                _______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $1,661,081,809

                                                                                                                _______________

SHARES OUTSTANDING

(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           92,956,756

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $17.87

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $231,928 foreign
                              taxes withheld at source)  . . . . . . . . . . . . . . . . .       $ 30,808,466

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,096,543

                                                                                               ______________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                         $ 38,905,009


EXPENSES:                  Management fee--Note 3(a) . . . . . . . . . . . . . . . . . . .         14,098,441

                           Shareholder servicing costs--Note 3(b)  . . . . . . . . . . . .          6,171,418

                           Prospectus and shareholders' reports  . . . . . . . . . . . .              137,512

                           Custodian fees--Note 3(b) . . . . . . . . . . . . . . . . . . .            135,916

                           Directors' fees and expenses--Note 3(c) . . . . . . . . . . .               77,526

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             51,100

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .             15,690

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .                154

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .             30,090

                                                                                               ______________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                           20,717,847

                                                                                                                 ______________



INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           18,187,162

                                                                                                                 ______________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments:
                              Long transactions (including foreign currency transactions)  .     $ 79,646,525

                              Short sale transactions  . . . . . . . . . . . . . . . . . .            139,776

                           Net realized gain (loss) on financial futures . . . . . . . . .          2,859,271

                           Net realized gain (loss) on forward currency exchange contracts . .        284,378

                                                                                               ______________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                           82,929,950

                           Net unrealized appreciation (depreciation) on investments, foreign currency transactions and securities sold short (including
$19,022,018 net unrealized appreciation on financial futures). . . . . . . . . . . . . . .                           44,244,823

                                                                                                                 ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          127,174,773

                                                                                                                 ______________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                           $145,361,935

                                                                                                                 ______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended              Year Ended
                                                                                        October 31, 1998       October 31, 1997
                                                                                        ________________       ________________
OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $   18,187,162         $   33,665,240

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              82,929,950            302,097,740

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .              44,244,823            (82,003,170)

                                                                                      __________________     __________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .             145,361,935            253,759,810

                                                                                      __________________     __________________


DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (17,696,807)           (36,481,865)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .            (295,927,118)          (255,311,969)

                                                                                      __________________     __________________

         Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (313,623,925)          (291,793,834)

                                                                                      __________________     __________________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .             816,239,753          3,234,126,408

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             298,840,613            278,761,496

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,198,145,049)        (3,630,898,456)

                                                                                      __________________     __________________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . .             (83,064,683)          (118,010,552)

                                                                                      __________________     __________________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .            (251,326,673)          (156,044,576)


NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,912,408,482          2,068,453,058

                                                                                      __________________     __________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $1,661,081,809         $1,912,408,482

                                                                                      __________________     __________________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .          $    1,921,078         $    1,430,723

                                                                                      __________________     __________________


CAPITAL SHARE TRANSACTIONS:                                                                 Shares                 Shares

                                                                                       ________________       ________________

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              44,083,320            164,975,986

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              17,179,545             15,539,230

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (64,800,453)          (184,787,972)

                                                                                      __________________     __________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .              (3,537,588)            (4,272,756)

                                                                                      __________________     __________________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Year Ended October 31,
                                                                     _______________________________________________________

PER SHARE DATA:                                                     1998          1997         1996         1995         1994
                                                                   _______      _______      _______       _______      _______
  Net asset value, beginning of period . . . . . .                  $19.82       $20.53       $17.96        $16.49       $16.86

                                                                   _______      _______      _______       _______      _______

  Investment Operations:

  Investment income--net . . . . . . . . . . . . .                     .18          .34          .35           .44          .34

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . . . .                    1.14         1.97         3.05          1.67         (.34)

                                                                   _______      _______      _______       _______      _______

  Total from Investment Operations . . . . . . . .                  1.32           2.31         3.40          2.11         --

                                                                   _______      _______      _______       _______      _______

  Distributions:

  Dividends from investment income--net  . . . . .                    (.18)        (.37)        (.32)         (.47)        (.33)

  Dividends from net realized gain on investments  .                 (3.09)       (2.65)        (.51)         (.17)        (.04)

                                                                   _______      _______      _______       _______      _______

  Total Distributions  . . . . . . . . . . . . . .                   (3.27)       (3.02)        (.83)         (.64)        (.37)

                                                                   _______      _______      _______       _______      _______

  Net asset value, end of period . . . . . . . . .                  $17.87       $19.82       $20.53        $17.96       $16.49
                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . .                    7.23%       12.97%       19.41%        13.17%         .05%

RATIOS/SUPPLEMENTAL DATA:

  Ratio of operating expenses to average net assets  .                1.10%        1.01%        1.02%         1.05%        1.14%

  Ratio of dividends on securities sold short to
    average net assets . . . . . . . . . . . . . .                      --          .01%         .01%          .01%          --

  Ratio of net investment income to
    average net assets . . . . . . . . . . . . . .                     .97%        1.67%        1.78%         2.55%        2.18%

  Portfolio Turnover Rate  . . . . . . . . . . . .                  101.87%      129.48%      131.30%       132.46%       97.47%

  Net Assets, end of period (000's Omitted)  . . .              $1,661,082   $1,912,408   $2,068,453    $1,763,371   $1,717,733


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $17,632 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINES OF CREDIT:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under either line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1998, the Fund was charged $4,320,415 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $1,121,225 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $135,916 pursuant to the custody agreement.

   (C) Each Director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended October 31, 1998:


                                               Purchases          Sales
                                           _________________  _________________

Long
transactions.................................. $1,765,555,938    $2,159,591,762

Short sale
transactions...............................        2,362,138          1,300,769
                                           _________________   _________________


TOTAL......................................   $1,767,918,076      $2,160,892,531

                                           _________________   _________________


DREYFUS GROWTH AND INCOME FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of permissable liquid assets sufficient to cover its short position. Securities sold short at October 31, 1998, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998 are set forth in the Statement of Financial Futures.

   (B) At October 31, 1998, accumulated net unrealized appreciation on investments, financial futures and securities sold short was $169,272,267, consisting of $225,778,216 gross unrealized appreciation and $56,505,949 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS GROWTH AND INCOME FUND, INC.
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS GROWTH AND INCOME FUND, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments, financial futures and securities sold short, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1998



DREYFUS GROWTH AND INCOME FUND, INC.
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   For Federal tax purposes, the Fund hereby designates $2.166 per share as a long-term capital gain distribution of the $3.146 per share paid on December 16, 1997. The Fund also designates $.0020 per share as a long-term capital gain distribution of the $.052 per share paid on March 31, 1998.

   The Fund also designates 32.787% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS GROWTH AND INCOME FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                             010AR9810

Growth and

Income Fund, Inc.

Annual Report

October 31, 1998